                                  Exhibit 99.1

Series 1997-2 Monthly Certificateholders' Statement for the month of October
2001

                                                                   Series 1997-2

                     Monthly Certificateholder's Statement
                         Saks Credit Card Master Trust
                                 Series 1997-2

Pursuant to the Master Pooling and Servicing Agreement dated as of August 21, 1997 (as amended or supplemented, the "Pooling and Servicing Agreement"), as supplemented by the Series 1997-2 Supplement, dated as of August 21, 1997 (the "Supplement" and together with the Pooling and Servicing Agreement, the "Agreement") each between Saks Credit Corporation (as successor to Proffitt's Credit Corporation) as Transferor, Saks Incorporated (formerly known as Proffitt's, Inc.) as Servicer, and Norwest Bank Minnesota, National Association, as Trustee the Servicer is required to prepare certain information each month regarding distributions to Certificateholders and the performance of the Trust. The information with respect to Series 1997-2 is set forth below:


    Date of the Certificate                            November 10, 2001
    Monthly Period ending:                              October 31, 2001
    Determination Date                                 November 10, 2001
    Distribution Date                                  November 15, 2001

------------------------------------------------------------------------------------------------------------------------------------
                                                              General
====================================================================================================================================
  201    Amortization Period                                                                             No                    201
  202    Early Amortization Period                                                                       No                    202
  203    Class A Investor Amount paid in full                                                            No                    203
  204    Class B Investor Amount paid in full                                                            No                    204
  205    Collateral Indebtedness Amount paid in full                                                     No                    205
  206    Saks Incorporated is the Servicer                                                               Yes                   206

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                                                          Investor Amount
====================================================================================================================================
                                                                                                          as of the end of
                                                                  as of the end of the                      the relevant
                                                                  prior Monthly Period                      Monthly Period
                                                                  ---------------------                   -----------------
  207    Series 1997-2 Investor Amount                                $ 235,300,000          207(a)        $ 235,300,000    207(b)
  208       Class A Investor Amount                                   $ 180,000,000          208(a)        $ 180,000,000    208(b)
  209       Class B Investor Amount                                   $  20,000,000          209(a)        $  20,000,000    209(b)
  210       Collateral Indebtedness Amount                            $  21,000,000          210(a)        $  21,000,000    210(b)
  211       Class D Investor Amount                                   $  14,300,000          211(a)        $  14,300,000    211(b)

  212    Series 1997-2 Adjusted Investor Amount                       $ 235,300,000          212(a)        $ 235,300,000    212(b)
  213       Class A Adjusted Investor Amount                          $ 180,000,000          213(a)        $ 180,000,000    213(b)
  214          Principal Account Balance                              $           -          214(a)        $           -    214(b)
  215       Class B Adjusted Investor Amount                          $  20,000,000          215(a)        $  20,000,000    215(b)

  216       Class A Certificate Rate                                                                             6.50000%     216
  217       Class B Certificate Rate                                                                             6.69000%     217
  218       Collateral Indebtedness Interest Rate                                                                3.12500%     218
  219       Class D Certificate Rate                                                                             3.40000%     219
  220    Weighted average interest rate for Series 1997-2                                                        6.02654%     220

                                                                                                          as of the end of
                                                                      for the relevant                      the relevant
                                                                       Monthly Period                      Monthly Period
                                                                      ----------------                    -----------------

  221    Series 1997-2 Investor Percentage with respect to Finance
         Charge Receivables                                                 20.32%           221(a)              20.01%     221(b)
  222       Class A                                                         15.54%           222(a)              15.31%     222(b)
  223       Class B                                                          1.73%           223(a)               1.70%     223(b)
  224       Collateral Indebtedness Amount                                   1.81%           224(a)               1.79%     224(b)
  225       Class D                                                          1.23%           225(a)               1.22%     225(b)

  226    Series 1997-2 Investor Percentage with respect to
         Principal Receivables                                              20.32%           226(a)              20.01%     226(b)
  227       Class A                                                         15.54%           227(a)              15.31%     227(b)
  228       Class B                                                          1.73%           228(a)               1.70%     228(b)
  229       Collateral Indebtedness Amount                                   1.81%           229(a)               1.79%     229(b)
  230       Class D                                                          1.23%           230(a)               1.22%     230(b)

  231    Series 1997-2 Investor Percentage with respect to
         Allocable Amounts                                                  20.32%           231(a)              20.01%     231(b)
  232       Class A                                                         15.54%           232(a)              15.31%     232(b)
  233       Class B                                                          1.73%           233(a)               1.70%     233(b)
  234       Collateral Indebtedness Amount                                   1.81%           234(a)               1.79%     234(b)
  235       Class D                                                          1.23%           235(a)               1.22%     235(b)

                                                                                                                         Page 1 of 5

                                                                                                                       Series 1997-2
------------------------------------------------------------------------------------------------------------------------------------
                                               Series 1997-2 Investor Distributions
====================================================================================================================================
  236    The sum of the daily allocations of collections of Principal Receivables
         for the relevant Monthly Period                                                               $         -             236
  237    Class A distribution of collections of Principal Receivables per
         $1,000 of original principal amount                                                           $         -             237
  238    Class B distribution of collections of Principal Receivables per
         $1,000 of original principal amount                                                           $         -             238
  239    Collateral Indebtedness Amount distribution of collections of
         Principal Receivables per $1,000 of original principal amount                                 $         -             239
  240    Class D distribution of collections of Principal Receivables per
         $1,000 of original principal amount                                                           $         -             240
  241    Class A distribution attributable to interest per $1,000 of original
         principal amount                                                                              $      5.42             241
  242    Class B distribution attributable to interest per $1,000 of original
         principal amount                                                                              $      5.58             242
  243    Collateral Indebtedness Amount distribution attributable to interest
         per $1,000 of original principal amount                                                       $      2.69             243
  244    Class D distribution attributable to interest per $1,000 of original
         principal amount                                                                              $         -             244
  245    Monthly Servicing Fee for the next succeeding Distribution Date per
         $1,000 of original principal amount                                                           $      1.67             245

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                                              Collections Allocated to Series 1997-2
====================================================================================================================================

  246    Series allocation of collections of Principal Receivables                                     $46,823,787             246
  247    Class A                                                                                       $35,819,301             247
  248    Class B                                                                                       $ 3,979,922             248
  249    Collateral Indebtedness Amount                                                                $ 4,178,918             249
  250    Class D                                                                                       $ 2,845,644             250
  251    Series allocation of collections of Finance Charge Receivables                                $ 4,733,901             251
  252    Class A                                                                                       $ 3,621,343             252
  253    Class B                                                                                       $   402,371             253
  254    Collateral Indebtedness Amount                                                                $   422,490             254
  255    Class D                                                                                       $   287,696             255

         Available Funds
         ---------------
  256    Class A Available Funds                                                                       $ 3,621,343             256
  257    The amount to be withdrawn from the Reserve Account to be included
         in Class A Available funds                                                                    $         -             257
  258    Principal Investment Proceeds to be included in Class A Available
         Funds                                                                                         $         -             258
  259    The amount of investment earnings on amounts held in the Reserve
         Account to be included in Class A Available funds                                             $         -             259
  260    Class B Available Funds                                                                       $   402,371             260
  261    The amount to be withdrawn from the Reserve Account to be included
         in Class B Available funds                                                                    $         -             261
  262    Principal Investment Proceeds to be included in Class B Available
         Funds                                                                                         $         -             262
  263    The amount of investment earnings on amounts held in the Reserve
         Account to be included in Class B Available funds                                             $         -             263
  264    Collateral Available Funds                                                                    $   422,490             264
  265    Class D Available Funds                                                                       $   287,696             265

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                                                    Application of Collections
====================================================================================================================================

         Class A
         -------
  266    Class A Monthly Interest for the related Distribution Date, plus the amount of any Class A Monthly Interest previously due but not paid plus any additional interest with respect to interest amounts that were due
         but not paid on a prior Distribution date                                                     $   975,000             266


                                                                                                                  Series 1997-2

  267    If Saks Incorporated is no longer the Servicer, an amount equal to
         Class A Servicing fee for the related Distribution Date                                 $         -               267
  268    Class A Allocable Amount                                                                $   818,901               268
  269    An amount to be included in the Excess Spread                                           $ 1,827,442               269

         Class B
         -------
  270    Class B Monthly Interest for the related Distribution Date, plus the amount of any Class B Monthly Interest previously due but not paid plus any additional interest with respect, interest amounts that were due
         but not paid on a prior Distribution date                                               $   111,500               270
  271    If Saks Incorporated is no longer the Servicer, an amount equal to
         Class B Servicing fee for the related Distribution Date                                 $         -               271
  272    An amount to be included in the Excess Spread                                           $   290,871               272

         Collateral
         ----------
  273    If Saks Incorporated is no longer the Servicer, an amount equal to
         Collateral Servicing fee for the related Distribution Date                              $         -               273
  274    An amount to be included in the Excess Spread                                           $   422,490               274

         Class D
         -------
  275    If Saks Incorporated is no longer the Servicer, an amount equal to
         Class D Servicing fee for the related Distribution Date                                 $         -               275
  276    An amount to be included in the Excess Spread                                           $   287,696               276

  277    Available Excess Spread                                                                 $ 2,828,499               277
  278    Available Shared Excess Finance Charge Collections                                      $         -               278
  279    Total Cash Flow available for 1997-2 waterfall                                          $ 2,828,499               279

  280    Class A Required Amount is to be used to fund any deficiency in line266,
         line267 and line268                                                                     $         -               280
  281    The aggregate amount of Class A Investor Charge Offs which have not been
         previously reimbursed                                                                   $         -               281
  282    Class B Required Amount to the extent attributable to line270, and
         line271                                                                                 $         -               282
  283    Class B Allocable Amount                                                                $    90,989               283
  284    Any remaining portion of the Class B Required Amount                                    $         -               284
  285    An amount equal to any unreimbursed reductions of the Class B Investor
         Amount, if any, due to: (i) Class B Investor Charge Offs; (ii)
         Reallocated Principal Collections; (iii) reallocations of the Class B
         Investor Amount to the Class A Investor Amount                                          $         -               285
  286    Collateral Monthly Interest for the related Distribution Date plus
         Collateral Monthly Interest previously due but not paid to the
         Collateral Indebtedness Holder plus Collateral Additional Interest                      $    56,510               286
  287    Class A Servicing Fee plus Class B Servicing Fee plus Collateral
         Servicing Fee due for the relevant Monthly Period and not paid above                    $   368,333               287
  288    Class A Servicing Fee plus Class B Servicing Fee plus Collateral Servicing
         Fee due but not distributed to the Servicer for prior Monthly Periods                   $         -               288

  289    Collateral Allocable Amount                                                             $    95,538               289
  290    Any unreimbursed reductions of the Collateral Indebtedness Amount (CIA), if any, due to: (i) CIA Charge Offs; (ii) Reallocated Principal
         Collections; (iii) reallocations of the CIA to the Class A or Class B
         Investor Amount                                                                         $         -               290
  291    The excess, if any, of the Required Cash Collateral Amount over the
         Available Collateral Amount                                                             $         -               291
  292    An amount equal to Class D Monthly Interest due but not paid to the
         Class D Certificateholders plus Class D Additional Interest                             $    41,867               292
  293    Class D Servicing Fee due for the relevant Monthly Period and not paid
         above                                                                                   $    23,833               293
  294    Class D Servicing Fee due but not distributed to the Servicer for prior
         Monthly Periods                                                                         $         -               294
  295    Class D Allocable Amount                                                                $    65,057               295
  296    Any unreimbursed reductions of the Class D Investor Amount, if any, due to: (i) Class D Investor Charge Offs; (ii) Reallocated Principal
         Collections; (iii) reallocations of the Class D Investor Amount to
         the Class A or Class B Investor Amount or CIA                                           $         -               296
  297    Aggregate amount of any other amounts due to the Collateral Indebtedness
         Holder pursuant to the Loan Agreement                                                   $         -               297
  298    Excess, if any, of the Required Reserve Account Amount over the amount
         on deposit in the Reserve Account                                                       $         -               298
  299    Shared Excess Finance Charge Collections                                                $ 2,086,370               299


                                                                                                                       Series 1997-2
------------------------------------------------------------------------------------------------------------------------------------
                                                Determination of Monthly Principal
====================================================================================================================================
  300    Class A Monthly Principal (the least of line#301, line#302 and line#208)                         $         -      300
  301    Available Principal Collections held in the Collection Account                                   $46,823,787      301
  302    Class A Accumulation Amount                                                                      $         -      302

  303    Class B Monthly Principal (the least of line#304, line#305 and line#209)
         (distributable only after payout of Class A)                                                     $         -      303
  304    Available Principal Collections held in the Collection Account less
         portion of such Collections applied to Class A Monthly Principal                                 $46,823,787      304
  305    Class B Accumulation Amount                                                                      $         -      305

  306    Collateral Monthly Principal (prior to payout of Class B) (the least of
         line#307 and line#308)                                                                           $         -      306
  307    Available Principal Collections held in the Collection Account less
         portion of such Collections applied to Class A and Class B Monthly Principal                     $46,823,787      307
  308    Enhancement Surplus                                                                              $         -      308

  309    Class D Monthly Principal                                                                        $         -      309
  310    Available Principal Collections held in the Collection Account less portion of such Collections applied to Class A, Class B or collateral Monthly
         Principal                                                                                        $46,823,787      310

-----------------------------------------------------------------------------------------------------------------------------------
                                                   Available Enhancement Amount
====================================================================================================================================

  311    Available Enhancement Amount                                                                     $35,300,000      311
  312    Amount on Deposit in the Cash Collateral Account                                                 $         -      312

------------------------------------------------------------------------------------------------------------------------------------
                                                 Reallocated Principal Collections
====================================================================================================================================

  313    Reallocated Principal Collections                                                                $         -      313
  314    Class D Principal Collections (to the extent needed to fund Required Amounts)                    $         -      314
  315    Collateral Principal Collections (to the extent needed to fund Required Amounts)                 $         -      315
  316    Class B Principal Collections (to the extent needed to fund Required Amounts)                    $         -      316

------------------------------------------------------------------------------------------------------------------------------------
                                Investor Default Amounts, Adjustment Amounts, and Allocable Amounts
====================================================================================================================================
                                                                             %                               Amount
                                                                         ----------                       -----------
  317    Series 1997-2 Default Amount                                      20.32%          317(a)         $ 1,070,486      317(b)
  318    Class A Investor Default Amount                                   15.54%          318(a)         $   818,901      318(b)
  319    Class B Investor Default Amount                                    1.73%          319(a)         $    90,989      319(b)
  320    Collateral Default Amount                                          1.81%          320(a)         $    95,538      320(b)
  321    Class D Investor Default Amount                                    1.23%          321(a)         $    65,057      321(b)

  322    Series 1997-2 Adjustment Amount                                                                  $         -      322
  323    Class A Adjustment Amount                                                                        $         -      323
  324    Class B Adjustment Amount                                                                        $         -      324
  325    Collateral Adjustment Amount                                                                     $         -      325
  326    Class D Adjustment Amount                                                                        $         -      326

  327    Series 1997-2 Allocable Amount                                                                   $ 1,070,486      327
  328    Class A Allocable Amount                                                                         $   818,901      328
  329    Class B Allocable Amount                                                                         $    90,989      329
  330    Collateral Allocable Amount                                                                      $    95,538      330
  331    Class D Allocable Amount                                                                         $    65,057      331

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                                                         Required Amounts
====================================================================================================================================

 332    Class A Required Amount                                                                           $         -      332
 333    Class A Monthly Interest for current Distribution Date                                            $   975,000      333
 334    Class A Monthly Interest previously due but not paid                                              $         -      334
 335    Class A Additional Interest for prior Monthly Period or previously due but not paid               $         -      335
 336    Class A Allocable Amount for current Distribution Date                                            $         -      336
 337    Class A Servicing Fee (if Saks Incorporated is no longer the Servicer)                            $         -      337

                                                                                                                         Page 4 of 5

                                                                                                                 Series 1997-2
  338    Class B Required Amount                                                                          $          -     338
  339    Class B Monthly Interest for current Distribution Date                                           $    111,500     339
  340    Class B Monthly Interest previously due but not paid                                             $          -     340
  341    Class B Additional Interest for prior Monthly Period or previously due but not paid              $          -     341
  342    Class B Servicing Fee (if Saks Incorporated is no longer the Servicer)                           $          -     342
  343    Excess of Class B Allocable Amount over funds available to make payments                         $          -     343

  344    Collateral Required Amount                                                                       $          -     344
  345    Collateral Monthly Interest for current Distribution Date                                        $     56,510     345
  346    Collateral Monthly Interest previously due but not paid                                          $          -     346
  347    Collateral Additional Interest for prior Monthly Period or previously due but not paid           $          -     347
  348    Collateral Servicing Fee (if Saks Incorporated is no longer the Servicer)                        $          -     348
  349    Excess of Collateral Allocable Amount over funds available to make payments                      $          -     349
-----------------------------------------------------------------------------------------------------------------------------------
                                                   Reduction of Investor Amounts
====================================================================================================================================

         Class A
         -------
  350    Class A Investor Amount reduction                                                                $          -     350
  351    Class A Investor Charge Off                                                                      $          -     351
  352    Reductions of the Class A Investor Amount                                                        $          -     352
         Class B
         -------
  353    Class B Investor Amount reduction                                                                $          -     353
  354    Class B Investor Charge Off                                                                      $          -     354
  355    Reductions of the Class B Investor Amount                                                        $          -     355
  356    Reallocated Principal Collections applied to Class A                                             $          -     356
         Collateral
         ----------
  357    Collateral Indebtedness Amount reduction                                                         $          -     357
  358    Collateral Indebtedness Amount Charge Off                                                        $          -     358
  359    Reductions of the Collateral Indebtedness Amount                                                 $          -     359
  360    Reallocated Principal Collections applied to Class B                                             $          -     360
         Class D
         -------
  361    Class D Investor Amount reduction                                                                $          -     361
  362    Class D Investor Charge Off                                                                      $          -     362
  363    Reductions of the Class D Investor Amount                                                        $          -     363
  364    Reallocated Principal Collections applied to Collateral Indebtedness Amount                      $          -     364

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                                                           Servicing Fee
====================================================================================================================================

  365    Series 1997-2 Servicing Fee                                                                      $    392,167     365
  366    Class A Servicing Fee                                                                            $    300,000     366
  367    Class B Servicing Fee                                                                            $     33,333     367
  368    Collateral Servicing Fee                                                                         $     35,000     368
  369    Class D Servicing Fee                                                                            $     23,833     369

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                                                          Reserve Account
====================================================================================================================================

  370    Required Reserve Account Amount (if applicable)                                                       N/A         370
  371    Reserve Account Reinvestment Rate (if applicable)                                                     N/A         371
  372    Reserve Account balance                                                                          $          -     372

  373    Accumulation Period Length                                                                         2 months       373


         IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 10th day of November, 2001.

         Saks Incorporated,
         as Servicer

         By /s/ Scott A. Honnold
            --------------------------------
         Name:  Scott A. Honnold
         Title: Vice President and Treasurer

                                                                     Page 5 of 5